POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 29th day of February, 2012.

NORTHERN LIGHTS FUND TRUST III

By:

/s/ Andrew Rogers

Andrew Rogers, President

STATE OF  New York

)

)

ss:

COUNTY OF  Suffolk

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of February, 2012.

 /s/ Stephanie Shearer

Notary Public

                            My commission expires:  October 29, 2015

CERTIFICATE

The undersigned, Secretary of NORTHERN LIGHTS FUND TRUST III, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 23, 2012, and is in full force and effect:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  February 23, 2012

/s/ James P. Ash

James P. Ash, Secretary

NORTHERN LIGHTS FUND TRUST III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    29th  day of February, 2012.

/s/ Andrew Rogers

Andrew Rogers

President

STATE OF  New York

)

)

ss:

COUNTY OF  Suffolk

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   29th day of February, 2012.

/s/ Stephanie Shearer

Notary Public

                            My commission expires:  October 29, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   29th   day of February, 2012.

/s/ Kevin Wolf

Kevin Wolf

Treasurer

STATE OF  New York

)

)

ss:

COUNTY OF  Suffolk

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   29th day of February, 2012.

/s/ Stephanie Shearer

Notary Public

                            My commission expires:  October 29, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   23rd   day of February, 2012.

/s/ James U. Jensen

James U. Jensen

Trustee

STATE OF    Arizona

)

)

ss:

COUNTY OF  Maricopa

)

Before me, a Notary Public, in and for said county and state, personally appeared James U. Jensen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   23rd    day of February, 2012.

 /s/ Cynthia Ellsworth

Notary Public

                            My commission expires:  July 8, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    23rd   day of February, 2012.

/s/ Anthony M. Payne

Anthony M. Payne

Trustee

STATE OF    Arizona

)

)

ss:

COUNTY OF  Maricopa

)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony M. Payne, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this    23rd    day of February, 2012.

/s/ Cynthia Ellsworth

Notary Public

                            My commission expires:  July 8, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    23rd    day of February, 2012.

/s/ John V. Palanica

John V. Palancia

Trustee

STATE OF    Arizona

)

)

ss:

COUNTY OF  Maricopa

)

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this    23rd    day of February, 2012.

 /s/ Cynthia Ellsworth

Notary Public

                            My commission expires:  July 8, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this    23rd    day of February, 2012.

/s/ Mark H. Taylor

Mark H. Taylor

Trustee

STATE OF    Arizona

)

)

ss:

COUNTY OF  Maricopa

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   23rd   day of February, 2012.

      /s/ Cynthia Ellsworth

Notary Public

                            My commission expires:  July 8, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTHERN LIGHTS FUND TRUST III, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints ANDREW ROGERS, KEVIN WOLF and JAMES ASH as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333-178833, 811-22655) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   23rd    day of February, 2012.

/s/ Jerry Vincentini

Jerry Vincentini

Trustee

STATE OF    Arizona

)

)

ss:

COUNTY OF  Maricopa

)

Before me, a Notary Public, in and for said county and state, personally appeared Jerry Vincentini, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this    23rd   day of February, 2012.

/s/ Cynthia Ellsworth

Notary Public

                            My commission expires:  July 8, 2013